Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,900,000.00
Previously Paid Amount	4,225.56
Total Fee Amount	158.81
Total Offset Amount	0.00
Net Fee	$ 0.00